Exhibit 99.6

NOTICE OF GUARANTEED DELIVERY

For Common Shares of
Seven Hills Realty Trust
Subscribed for under the Primary Subscription
and Pursuant to the Over-Subscription Privilege

As set forth in the Prospectus Supplement, dated October 30, 2025, and the accompanying Prospectus, dated September 29, 2025 (collectively, the “Prospectus”) of Seven Hills Realty Trust (the “Trust”), this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all of the Trust’s common shares of beneficial interest, par value $0.001 per share (“Common Shares”), subscribed for under the primary subscription and pursuant to the over-subscription privilege. Such form may be delivered by email, overnight courier, express mail or first class mail to the Subscription Agent and must be received prior to 5:00 p.m., New York City time, on December 4, 2025, as such date may be extended from time to time (the “Expiration Date”). The terms and conditions of the offering set forth in the Prospectus are incorporated by reference herein.

The Subscription Agent is:

Equiniti Trust Company, LLC

By First Class Mail, Express Mail or Overnight Courier
Equiniti Trust Company, LLC 1110 Centre Pointe Curve Suite # 101 Mendota Heights, MN 55120 Attn: Corporate Actions Department

If you have any questions regarding the materials,
please contact the Information Agent, D.F. King
 & Co., Inc., by email at SEVN@dfking.com or
by phone at (646) 970-2125 (for bankers and
brokers) or (866) 342-4881 (for others toll free).

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

The domestic stock exchange member firm or bank or trust company which completes this form must communicate this guarantee and the number of Common Shares subscribed for in connection with this guarantee (separately disclosed as to the primary subscription and the over-subscription privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery, to the Subscription Agent, prior to 5:00 p.m., New York City time, on the Expiration Date, guaranteeing delivery of (a) a properly completed and signed Subscription Certificate (which certificate must then be delivered to the Subscription Agent no later than the close of business of the first business day after the Expiration Date). Failure to do so will result in a forfeiture of the rights (the “Rights”) set forth in the Prospectus.

GUARANTEE

The undersigned, a domestic stock exchange member firm or a bank or trust company having an office or correspondent in the United States, guarantees delivery to the Subscription Agent by no later than 5:00 p.m., New York City time, on the first Business Day after the Expiration Date (which is December 5, 2025, unless the Expiration Date shall have been extended as described in the Prospectus) of a properly completed and executed Subscription Certificate, as subscription for such Common Shares is indicated herein or in the Subscription Certificate. Participants should notify the Depositary prior to covering through the submission of a physical security directly to the Depositary based on a guaranteed delivery that was submitted via the PTOP platform of The Depository Trust Company (“DTC”).

SEVEN HILLS REALTY TRUST	Broker Assigned Control #_______

1. Primary Subscription	Number of Rights to be exercised	Number of Common Shares under the Primary subscription requested for which you are guaranteeing delivery of Rights	Payment to be made in connection with the Common Shares Subscribed for under the primary subscription
	__________ Rights	__________ Common shares (Rights ÷ by 2)	$________________
2. Over-Subscription Privilege		Number of Common Shares Requested Pursuant to the Over-Subscription Privilege	Payment to be made in connection with the Common Shares Requested Pursuant to the Over-Subscription Privilege
		__________ Common Shares:	$________________
3. Totals	Total Number of Rights to be Delivered	Total Number of Common Shares Subscribed for and/or Requested
	__________ Rights	Common Shares: __________	$________________ Total Payment

Method of delivery of the Notice of Guaranteed Delivery (circle one)

A. Through DTC
B. Direct to Equiniti Trust Company, LLC, as Subscription Agent.

Please reference below the registration of the Rights to be delivered.

PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of Rights or any delivery through DTC.

Name of Firm

DTC Participant Number________________________________________

Address_____________________________________________________

Zip Code____________________________________________________

Contact Name________________________________________________

Authorized Signature

Title_________________________________________________________

Name (Please Type or Print)______________________________________

Phone Number________________________________________________

Date________________________________________________________

BENEFICIAL OWNER LISTING CERTIFICATION
Seven Hills Realty Trust

The undersigned, a bank, broker or other nominee holder of rights (“Rights”) to purchase common shares of beneficial interest, $0.001 par value per share (“Common Shares”), of Seven Hills Realty Trust (the “Company”) pursuant to the rights offering (the “Offer”) described and provided for in the Company’s Prospectus Supplement, dated October 30, 2025, and the accompanying Prospectus, dated September 29, 2025 (collectively the “Prospectus”), hereby certifies to the Company and to Equiniti Trust Company, LLC, as Subscription Agent for such Offer, that for each numbered line filled in below, the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the primary subscription (as specified in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional Common Shares pursuant to the over-subscription privilege (as defined in the Prospectus, in the amount set forth in the third column of such line.

Number of Record Date Common Shares Owned	NUMBER OF RIGHTS exercised pursuant to the Primary Subscription	NUMBER OF COMMON SHARES requested pursuant to the Over-Subscription Privilege
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

Name of Nominee Holder

By:
Name:
Title:
Dated:	_________________________________________________ , 2025

Provide the following information, if applicable:

Depository Trust Corporation (“DTC”) Participant Number

Name of Broker

DTC Primary Subscription Confirmation Number(s)	Address